UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026 (October 29, 2025)

PHINIA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3000 University Drive	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 732-1900
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2025 (the “Original 8-K”) by PHINIA Inc. (the “Company”) disclosing, among other things, that on October 29, 2025, the Audit Committee of the Board of Directors of the Company approved (i) the engagement of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to D&T’s customary client acceptance procedures; and (ii) the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective upon completion by PwC of its procedures on the consolidated financial statements of the Company as of and for the fiscal year ending December 31, 2025 and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

This Report is being filed to disclose the specific date of PwC’s dismissal and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

Item 4.01. Changes in Registrant’s Certifying Accountant

On February 12, 2026, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, PwC completed its procedures on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025, and the dismissal of PwC was effective thereon. PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through February 12, 2026, there were no (i) “disagreements,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of any such disagreements in its reports, or (ii) “reportable events,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Report and requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of PwC’s letter, dated February 12, 2026, is filed as Exhibit 16.1 to this Report.

D&T has completed its customary client acceptance procedures as referenced in the Original 8-K. During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through the date of this Report, neither the Company nor anyone acting on its behalf consulted with D&T regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by D&T to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are being filed as part of this report.

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP dated February 12, 2026
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: February 12, 2026	By:	/s/ Robert Boyle
Name: Robert Boyle
Title: Senior Vice President, General Counsel and Secretary